UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.            )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

ROSS STORES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

ROSS STORES, INC.

2022 Annual Meeting
Vote by May 17, 2022
11:59 p.m. ET

ROSS STORES, INC.
5130 HACIENDA DRIVE
DUBLIN, CA 94568

D78808-P67780

You invested in ROSS STORES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 18, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 18, 2022
1:30 PM PDT

Virtually at:
www.virtualshareholdermeeting.com/ROST2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of 10 Directors	
Nominees:	
1a) K. Gunnar Bjorklund	For
1b) Michael J. Bush	For
1c) Sharon D. Garrett	For
1d) Michael J. Hartshorn	For
1e) Stephen D. Milligan	For
1f) Patricia H. Mueller	For
1g) George P. Orban	For
1h) Larree M. Renda	For
1i) Barbara Rentler	For
1j) Doniel N. Sutton	For
2. Advisory vote to approve the resolution on the compensation of the named executive officers.	For
3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending January 28, 2023.	For

NOTE: Discretionary authority is given as to such other business as may properly come before the meeting or any adjournment thereof.

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D78809-P67780